Rule 497(e)

Registration Nos. 333-125751 and 811-21774

FIRST TRUST EXCHANGE-TRADED FUND
(the “Trust”)

FIRST TRUST DOW 30 EQUAL WEIGHT ETF
(the “Fund”)

SUPPLEMENT TO THE FUND’S PROSPECTUS

DATED MAY 1, 2020

Notwithstanding anything to the contrary in the Fund's Prospectus, the Fund's Index Provider has announced that, due to the recent period of extreme global market volatility, market wide circuit breaker events and exchange closures, the March 2020 scheduled rebalance and reconstitution of the Fund's Index has been canceled. This means that securities will not be bought or sold pursuant to the Fund's stated Index methodology until Index's next scheduled rebalance and reconstitution in June 2020. However, the Index did undergo a special rebalance to equal weighting on April 24, 2020. During this delay, it is possible that the Index and, in turn, the Fund will deviate from its stated Index methodology and therefore experience returns different than those that would have been achieved under a normal rebalance and reconstitution schedule.

PLEASE KEEP THIS SUPPLEMENT WITH YOUR FUND’S PROSPECTUS FOR FUTURE REFERENCE